Exhibit No. 32.1

Form 10-K
BTHC X, Inc.
File No. 000-52237

Certification Pursuant to 18 U.S.C. Section 1350, as Adopted

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of BTHC X, Inc. (the Company”) on Form 10-K for the year ended December 31, 2012 as filed with the Securities and Exchange Commission on the date hereof (the Report”), I, George Syllantavos, Chief Executive and Financial Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 15, 2013	By: George Syllantavos
George Syllantavos
Chief Executive and
Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to BTHC X, Inc. and will be retained by BTHC X, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.